UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 24, 2007

THE CHEESECAKE FACTORY INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-20574 (Commission File Number)	51-0340466 (IRS Employer Identification No.)

26901 Malibu Hills Road Calabasas Hills, California 91301 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (818) 871-3000
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 — FINANCIAL INFORMATION

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In a press release dated July 24, 2007, The Cheesecake Factory Incorporated announced financial results for the Company’s second quarter of fiscal 2007, which ended on July 3, 2007.

The full text of the press release is attached as Exhibit 99.1 to this report and is herein incorporated by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1                           Press release dated July 24, 2007 entitled, “The Cheesecake Factory Reports Results for Second Quarter of Fiscal 2007”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2007	THE CHEESECAKE FACTORY INCORPORATED

By:	/s/ MICHAEL J. DIXON
Michael J. Dixon Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit

Description
99.1	Press release dated July 24, 2007 entitled, “The Cheesecake Factory Reports Results for Second Quarter of Fiscal 2007”